SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2017

Date of Report (Date of earliest event reported)

SolarWindow Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

10632 Little Patuxent Parkway

Suite 406

Columbia, Maryland 21044

(Address of principal executive offices)

(800) 213-0689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On November 3, 2017 SolarWindow Technologies, Inc. (the “Company”) has entered into two agreements (the “Amendatory Agreements”) with Kalen Capital Corporation (“KCC”) and Kalen Capital Holdings LLC, a wholly-owned subsidiary of KCC (“KCH”); KCC, directly and indirectly, owns in excess of 10% of the Company's common stock. Pursuant to the Amendatory Agreements, KCC agreed to:

(i) amend (the “Amendment to the Amended 2014 Bridge Loan Agreement”) the maturity date of that certain Bridge Loan Agreement dated November 10, 2014 and as amended on December 31, 2015 (as so amended, the “2014 Bridge Loan Agreement”) between the Company and KCC, from December 31, 2017 to December 31, 2019; and

(ii) amend (the “Third Amendment to the 2015 Bridge Loan Agreement”) the maturity date of that certain Bridge Loan Agreement dated March 4, 2015 as amended on December 7, 2015 and January 5, 2017 (as so amended, the “2015 Bridge Loan Agreement”) between the Company and KCC, from December 31, 2017 to December 31, 2019.

In consideration of KCC entering into each of the Amendatory Agreements, the interest payable on the outstanding principal balance plus accrued and unpaid interest as to each of (i) 2014 Bridge Loan Agreement and (ii)the 2015 Bridge Loan Agreement, was increased from 7% per annum to 9% per annum. In addition, the Company extended the expiration date of certain warrants held of record by KCC (collectively, the “KCC Warrants”) to December 31, 2022; these warrants include the following:

246,000 Series M Warrants having an initial exercise price of $2.34;

767,000 Series N Warrant having an initial exercise price of $3.38;

213,500 Series P Warrants having an initial exercise price of $3.70;

468,750 Series R Warrants having an initial exercise price of $4.00; and

300,000 Series S-A Warrants having an initial exercise price of $2.53

All KCC Warrants, except for the Series P Warrants have cashless exercise provisions.

The foregoing descriptions of the Amendment to the Amended 2014 Bridge Loan Agreement and the Third Amendment to the 2015 Bridge Loan Agreement contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the respective document filed as Exhibits 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

The information provided in response to Item 2.03 of this report is incorporated by reference into this Item 1.01.

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment dated November 3, 2017 to the Amended Bridge Loan Agreement between SolarWindow Technologies, Inc. and Kalen Capital Holdings LLC dated November 10, 2014.

10.2	Third Amendment dated November 3, 2017 to the Bridge Loan Agreement between SolarWindow Technologies, Inc. and Kalen Capital Corporation dated March 14, 2015.

[Signatures Appear on Following Page]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 8, 2017.

SolarWindow Technologies, Inc.

By:	/s/ John Conklin
Name:	John Conklin
Title:	President and Chief Executive Officer

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